SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON,D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2007

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                     (Address of principal executive offices

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communicationspursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On August 17, 2007, Ligand Pharmaceuticals Incorporated ("Ligand") entered into Change in Control Severance Agreements with each of the following executive officers:

   John L. Higgins                        President and Chief Executive Officer
   Charles S. Berkman, J.D.               Vice President,General Counsel
                                          and Secretary
   Zofia E. Dziewanowska, M.D., Ph.D.     Vice President,Clinical Research
   Syed Kazmi, Ph.D, M.B.A.               Vice President,Business Development
   Martin D. Meglasson, Ph.D.             Vice President,Discovery Research
   John Sharp, C.P.A.                     Vice President,Finance
                                          and Chief Financial Officer

         The form of Executive Officer Change in Control Severance Agreement is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  EXHIBITS.

         Exhibit
         NUMBER            DESCRIPTION OF EXHIBIT

         10.1              Form of Executive Officer Change in Control
                           Severance Agreement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LIGAND PHARMACEUTICALS INCORPORATED



Date : August 22, 2007        By:    /s/Charles S. Berkman
                              Name:  Charles S. Berkman
                              Title: Vice President, General Counsel & Secretary


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                                  EXHIBIT INDEX

   Exhibit
   NUMBER       DESCRIPTION OF EXHIBIT

   10.1         Form of Executive Officer Change in Control Severance Agreement.